BlackRock Liquidity Funds

TempCash

TempFund

(each, a “Fund” and together, the “Funds”)

Supplement dated October 16, 2020 to the Statement of Additional Information of the Funds,

dated February 28, 2020, as supplemented to date

Effective immediately, the Statement of Additional Information of the Funds is amended as follows:

The section entitled “Investment Strategies, Risks and Policies — Investment Strategies and Policies” in the Funds’ Statement of Additional Information is amended to add the following in its appropriate alphabetical order:

Environmental, Social and Governance (“ESG”) Integration. Although TempCash and TempFund do not seek to implement a specific ESG, impact or sustainability strategy unless disclosed in the Funds’ prospectuses, BlackRock will consider ESG characteristics in the credit research and investment process for TempCash and TempFund. All securities purchases by TempCash and TempFund are selected from approved lists maintained by BlackRock. All instruments on an approved list used by TempCash and TempFund have met the minimal credit risk requirement of Rule 2a-7. In reviewing instruments, BlackRock will consider the capacity of the issuer or guarantor to meet its obligations. BlackRock considers ESG data within the total data available during its review. This may include third party research as well as considerations of proprietary BlackRock research across environmental, social and governance risk and opportunities regarding an issuer.

ESG characteristics are not the sole consideration when making investment decisions for TempCash or TempFund. TempCash and TempFund may invest in issuers that do not reflect the beliefs or values with respect to ESG of any particular investor. BlackRock will consider those ESG characteristics it deems relevant or additive when making investment decisions for TempCash or TempFund. The ESG characteristics utilized in TempCash and TempFund’s investment processes may evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. While BlackRock views ESG considerations as having the potential to contribute to TempCash and TempFund’s long-term performance, there is no guarantee that such results will be achieved.

TempCash and TempFund may incorporate certain specific ESG considerations into their investment objectives, strategies and/or processes, as described in the prospectuses.

Shareholders should retain this Supplement for future reference.

SAI-LIQ-TCTF-1020SUP